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                                                                   Exhibit 10.96

                  NOTE CONSOLIDATION AND MODIFICATION AGREEMENT



                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                               HAVING AN OFFICE AT
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215
                                       AND
                         GLIMCHER PROPERTIES CORPORATION
                               HAVING AN OFFICE AT
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215
                                       AND
                        GLIMCHER DEVELOPMENT CORPORATION
                               HAVING AN OFFICE AT
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215
                         (collectively, the "BORROWER")
                                             --------

                                       and

              LEHMAN BROTHERS HOLDINGS INC., d/b/a LEHMAN CAPITAL,
                  A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,
                               HAVING AN OFFICE AT
                          THREE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10285
                                 (the "LENDER")
                                       ------


                              LOCATION OF PREMISES:

                          Grand Union, Sidney, New York
                         Grand Union, Chatham, New York
                     Grand Union, South Glen Falls, New York
                     Mount Vernon Plaza, Mount Vernon, Ohio
                        Village Plaza, Manhattan, Kansas
                            Target Plaza, Heath, Ohio
                       Toys R Us Plaza, Springfield, Ohio
                       Twin County Plaza, Galax, Virginia
--------------------------------------------------------------------------------



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                  NOTE CONSOLIDATION AND MODIFICATION AGREEMENT
                  ---------------------------------------------

         AGREEMENT made as of this 28th day of April, 1999, between GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("GPLP"), GLIMCHER PROPERTIES CORPORATION, a Delaware corporation, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("GPC"), and GLIMCHER DEVELOPMENT CORPORATION, a Delaware corporation, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("GDC", and collectively, "BORROWER") and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as lender, having an address at Three World Financial Center, New York, New York 10285 ("LENDER").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Lender is the lawful owner and holder of that certain promissory note dated September 15, 1998 made by GPLP and GPC to Bankers Trust Company in the principal sum of $10,000,000 and assigned to Lender and modified by that certain Note Modification Agreement dated as of March 15, 1999 between GPLP and GPC and Lender, as amended and restated by that certain Amended and Restated Promissory Note from GPLP and GPC to Lender dated as of March 15, 1999 ("PRIOR NOTE A"), which Prior Note A evidences a total existing outstanding principal indebtedness of $10,000,000 together with interest thereon; and

         WHEREAS, the Lender is the lawful owner and holder of that certain promissory note dated October 13, 1998 made by GPLP, GDC and Weberstown Mall LLC to The Huntington


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National Bank in the principal sum of $14,000,000, as extended by the certain
Extension Agreement dated April 13, 1999 between GPLP and GDC and Weberstown Mall LLC and The Huntington National Bank and assigned to Lender ("PRIOR NOTE B" and collectively with Prior Note A, the "PRIOR NOTES"), which Prior Note B evidences a total existing outstanding principal indebtedness of $11,500,000 together with interest thereon; and

         WHEREAS, the Lender and the Borrower have agreed to consolidate and modify the Prior Notes as hereinafter set forth.

         NOW THEREFORE, in consideration of the agreements herein expressed and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. The Prior Notes and the indebtedness evidenced thereby are hereby consolidated so that together they shall hereafter evidence a single indebtedness in the aggregate principal amount of the $21,500,000.00 (the "Indebtedness") together with interest thereon.

         2. The Borrower hereby acknowledges that it is indebted to the Lender in accordance with the Prior Notes and that the outstanding principal balance of the Prior Notes is, on the date hereof, $21,500,000.00, with interest thereon and that there are no defenses, offsets or counterclaims to the payment of same.

         3. The Borrower hereby agrees and promises to pay to the Lender the Indebtedness, together with interest thereon, in accordance with the terms, covenants and conditions set forth in the form of the Amended and Restated Promissory Note attached hereto as Exhibit A (the "PROMISSORY NOTE").

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         4. The Promissory Note is intended to amend and restate in their entirety the Prior Notes; however, the Promissory Note is not intended to create any new indebtedness nor to constitute a novation as to Borrower's obligations under the Prior Note.

         5. All references in the Promissory Note attached as Exhibit A to the term "MORTGAGE" shall mean (a) those certain mortgages made by GPLP and Glimcher York Associates Limited Partnership ("YORK") to Bankers Trust Company dated October 30, 1998 and assigned to Lender, as the same have been modified by those certain Mortgage Modification Agreements executed between Lender and GPLP and York as of March 15, 1999, and those certain Mortgage Modification Agreements executed between Lender and GPLP and York as of the date hereof, (b) those certain mortgages made by GPLP and GDC to The Huntington National Bank dated October 13, 1998 and assigned to Lender, as the same have been modified by those certain Mortgage Modification Agreements executed between Lender and GPLP and GDC as of the date hereof, and that certain deed of trust, assignment of rents and security agreement made by Glimcher Properties Limited Partnership to Alexander Title Agency, Inc., Trustee, and The Huntington National Bank dated October 13, 1998 and assigned to Lender, as the same has been modified by that certain Deed of Trust Modification Agreement executed by Lender, Borrower and Trustee as of the date hereof.

         6. Simultaneous with the execution of this Agreement, the Borrower shall pay to Lender an origination fee equal to (i) 0.625% multiplied by (ii) the principal amount of the indebtedness evidenced by Prior Note B.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together,



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bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.


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         IN WITNESS WHEREOF, this instrument has been executed by each of the parties hereto as of the date first above written.

                                 GLIMCHER PROPERTIES LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By: Glimcher Properties Corporation, a Delaware
                                     corporation, its sole general partner


                                 By: /s/ WILLIAM G. CORNELY
                                    --------------------------------------------
                                     Name:  William G. Cornely
                                     Title: Executive Vice President
                                            CFO/COO

                                 GLIMCHER PROPERTIES CORPORATION, a
                                 Delaware corporation

                                 By: /s/  WILLIAM G. CORNELY
                                    --------------------------------------------
                                     Name:  William G. Cornely
                                     Title: Executive Vice President
                                            CFO/COO

                                 LEHMAN BROTHERS HOLDINGS INC., doing
                                 business as Lehman Capital, a division of Lehman Brothers Holdings Inc.


                                 By: /s/ Thomas A. Hawkins
                                    --------------------------------------------
                                    Name:  THOMAS A. HAWKINS
                                    Title: Authorized Signatory

                                       5
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STATE OF               OHIO)
                           : ss.:
COUNTY OF          FRANKLIN)


                  On the 15th day of March, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared WILLIAM G. CORNELY personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as Executive Vice President of Glimcher Properties Corporation, as the sole general partner of Glimcher Properties Limited Partnership, and that by his signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.


                                                       /s/ MARY GORELL
                                             -----------------------------------
                                                        Notary Public
                                                         MARY GORELL
                                                Notary Public, State of Ohio
                                              My Commission Expires 06-24-2002



STATE OF               OHIO)
                           : ss.:
COUNTY OF          FRANKLIN)

                  On the 15th day of March, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared WILLIAM G. CORNELY personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as Executive Vice President of Glimcher Properties Corporation, and that by his signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.

                                                       /s/ MARY GORELL
                                             -----------------------------------
                                                        Notary Public
                                                         MARY GORELL
                                                Notary Public, State of Ohio
                                              My Commission Expires 06-24-2002

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STATE OF        NEW YORK   )
                           : ss.:
COUNTY OF         ORANGE   )

                  On the 16th of March, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Thomas A. Hawkins personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/his/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                              /s/ MARYANN BIELFELD
                       -----------------------------------
                                  Notary Public

                                MARYANN BIELFIED
                        Notary Public, State of New York
                                No. 018I-4987798
                           Qualified in Orange County
                      Commission Expires February 4, 2000


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                                    EXHIBIT A
                                    ---------

                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------


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